UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 32nd Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(646) 585-8975

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;

Transfer of Listing

On December 20, 2023, Constellation Acquisition Corp. I (the “Company”) announced its intention to voluntarily delist its Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), redeemable warrants, each one whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50 (the “Warrants”) and units, each consisting of one share of Class A ordinary shares and one-third of one redeemable warrant (the “Units” and together with the Ordinary Shares and the Warrants, the “Securities”) from The New York Stock Exchange (“NYSE”) and its intention to make an application to have its Securities quoted on the OTCQX Marketplace (“OTCQX”).

The board of directors of the Company approved the voluntary delisting on December 20, 2023 and the Company provided notice of the voluntary delisting to NYSE on December 20, 2023. The Company intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to effect the delisting of its Securities on or about January 1, 2024. It is anticipated that the delisting will become effective on or about January 11, 2024 when the Form 25 takes effect. The Company expects the last day of trading of its Securities on NYSE will be on or about January 10, 2024. The Company intends to make an application to have its Securities quoted on OTCQX and expects that the Securities will be quoted on the OTCQX under its current trading symbol “CSTA”, the Warrants will be quoted on the OTCQX under its current trading symbol “CSTA.WS” and the Units will be quoted on the OTCQX under its current trading symbol “CSTA.U” on the next trading day after NYSE trading is no longer available, subject to the approval of the OTCQX.

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of its Securities from NYSE. Shareholders of the Company will not be required to exchange any Securities, and the Company expects electronic trading to be available without any material disruption. Concurrently with the delivery of the notice to NYSE, the Company issued a press release to announce its intention to voluntarily delist the Securities. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the timing and effect of the Company’s delisting from NYSE and transfer to OTCQX. The forward-looking statements in this Current Report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting from NYSE, the Company’s ability to successfully transfer to OTCQX, the possibility that the Company’s Securities may be involuntarily delisted from NYSE prior to the effectiveness of the voluntary delisting, market conditions and the impact of these changes on the trading and price of the Company’s Securities and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023 and in its other subsequent filings with the SEC, including its subsequent Quarterly Reports on Form 10-Q. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated December 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2023	CONSTELLATION ACQUISITION CORP I

/s/ Jarett Goldman
	Name:	Jarett Goldman
	Title:	Chief Financial Officer

2